UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - September 17, 2003

                             Commission file number:
                                     0-22923


                           INTERNATIONAL ISOTOPES INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                  Texas                         74-2763837
         ------------------------   -----------------------------------
         (State of incorporation)   IRS Employer Identification Number)


            4137 Commerce Circle, Idaho Falls, Idaho        83401
            ----------------------------------------      ----------
            (Address of principal executive offices)      (Zip Code)


                                 (208) 524-5300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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Item 5.  Other events.

         The Company  completed on September 12, 2003 its  previously  announced rights offering to existing shareholders. Total subscriptions and over subscriptions equaled $1,312,514, resulting in a new cash infusion of $405,677 and a conversion of $906,806 of debt into equity by certain shareholders who had previously loaned funds to the Company. For further details see the press release attached hereto as Exhibit 99.1.


Item 7.  Exhibits.

         99.1     Press Release Re:  Completion of Rights Offering









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       International Isotopes Inc.
                                       (Registrant)



                                       By: /s/ Steve T. Laflin
                                           -------------------------------------
                                           Steve T. Laflin
                                           President and Chief Executive Officer
Date:  September 17, 2003




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